UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345)

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

FUND SYMBOL (CLASS A SHARES): PPNAX

7|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
AMT-Free Insured
Municipal Fund

7 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	19
Financial statements	20
Federal tax information	35
About the Trustees	36
Officers	39

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, including certain housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals researches the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It’s important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

From “class tax” to “mass tax”: By 2010, over 33 million taxpayers may be subject to the AMT.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com. Performance for class A shares before their inception is derived from the historical performance of class B shares.

“We believe the combination of potentially
higher taxes, attractive valuations, and
high asset quality makes municipal bonds a
compelling opportunity.”

Thalia Meehan, Portfolio Leader, Putnam AMT-Free Insured Municipal Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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Thalia Meehan

Thank you, Thalia, for talking with us today about what has been a tumultuous 12 months for the fixed-income markets. How has this affected the municipal bond market?

It has been a challenging period for investors in nearly all markets. Several factors related to the subprime lending crisis contributed to an increase in volatility for municipal bonds during the period. Concerns about the credit ratings of municipal bond insurers, which also insure subprime debt, added to the volatility in late 2007 and during the first half of 2008. In addition, forced selling by hedge funds and investment banks that needed to raise capital and cover losses put pressure on municipal bonds.

How did Putnam AMT-Free Insured Municipal Fund perform in this difficult market?

Despite the challenging market environment, we are pleased to report that the fund returned 2.30% for the 12 months ended July 31, 2008. The fund outperformed its peer group, Lipper Insured Municipal Debt Funds, which had an average return of 0.25%. However, it lagged its benchmark, the Lehman Municipal Bond Index, which returned 2.83%. The benchmark tracks the performance of a broad range of municipal bonds, many of which are not insured.

One factor that aided performance during the period was the fund’s shorter-maturity positioning. This helped performance as the yield curve steepened and prices on shorter-term instruments held up better than longer-maturity bonds. Security selection in the insured sector also aided relative performance. At the beginning of the period, nearly all insured bonds traded in a relatively tight range. As concerns about monoline insurers rose, there was growing dispersion among insured issues. Our positioning within insured issues aided performance relative to our peers.

Talk about some of the specific issues that weighed on insured municipal bonds.

The major concern affecting insured municipal bonds involved monoline insurers. These companies have insured municipal bonds for many years, but in recent years they started insuring other types of securitized debt, such as mortgage-backed securities and collateralized debt obligations. Investors began to worry about the insurers’ exposure to subprime-related securities and the insurers’ ability to cover losses they incurred as a result of this exposure. In

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

5

recent months several monoline insurers were downgraded or put on negative watch by the major rating agencies.

Today, only three insurers have top ratings from the leading rating agencies, and this includes a relatively new entrant, Berkshire Hathaway (BHAC). Several insurers have stopped writing new contracts, and that has resulted in a decrease in the supply of new issues of insured bonds. Insurer downgrades were a major cause of price declines in the municipal market, but this is potentially an attractive buying opportunity for the fund.

In addition to the monoline issues, concerns about the economic slowdown and its possible effect on tax revenues weighed on the municipal bond market. Liquidity problems persisted in nearly all credit markets, and hedge funds, a major source of demand in early 2007, sold a great many municipal bonds early in 2008 in order to raise capital. All of these issues put downward pressure on municipal bond prices.

How have you and your team positioned the portfolio in this difficult environment?

We maintained a fairly conservative strategy during the period. As of July 31, 2008, more than a third of the portfolio was rated AAA. Insured bonds accounted for more than 80% of assets. Being conservatively positioned at the beginning of the period aided relative performance as volatility increased. Our strategy allowed us to take advantage of opportunities stemming from the dislocation in the markets. In this unique environment, we relied extensively on our research capabilities to assess the underlying credit quality of bonds whose insurers had been downgraded. As a result, we were able to purchase bonds at attractive prices with strong underlying credit quality that were punished due to their insurance.

Duration is another key determinant of relative safety. When the Federal Reserve Board (the Fed) began cutting interest rates in August 2007, the yield curve steepened. The yield curve is a graphical representation of how yields of comparable quality bonds differ by maturity. When the curve steepens, yields on longer-term bonds rise faster than yields on shorter-term bonds. Keep in mind that when interest rates rise, bond prices fall. Our emphasis on shorter-term bonds had a positive impact on the fund’s performance.

Which sectors or securities had the greatest impact on the fund’s performance?

The fund held up well relative to its peers during the period. Notable holdings were New Jersey Economic Development Authority bonds, which were pre-refunded. Pre-refunding occurs when a municipality issues new bonds to raise funds to pay off an older issue at its first call date. The proceeds are invested in a secure investment — usually Aaa-rated U.S. Treasury securities — that mature at the

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

6

older bond’s first call date, effectively raising the bond’s perceived rating and frequently its market value. This holding was sold by the end of the period.

Another strong performer was Erie County, New York, Industrial Development bonds issued for the Buffalo School District. The price of these bonds emerged unscathed when the insurer was downgraded because Standard & Poor’s upgraded the municipality’s rating in March 2008 from A+ to AA–. The bond is now rated at AAA. The strength of the state’s aid to the school district and the fact that this aid is paid directly to bondholders was the reasoning for this upgrade.

As I mentioned earlier, municipal bonds insured by mono-line insurers whose credit quality was disputed performed poorly during the period. The fund owned some Massachusetts State School Building Authority bonds scheduled to mature in 2032 and insured by AMBAC. The issue underperformed as AMBAC was downgraded. In addition, the bonds’ relatively long maturity detracted as longer-maturity issues underperformed their shorter-dated issues. This holding was sold by period-end. The fund’s holdings in Sacramento, California, City Financing bonds also lagged. These are zero-coupon bonds that were insured by FGIC, a monoline insurer that was downgraded.

Where do you see the market going now, Thalia?

The economy is still struggling, and we’re clearly not out of the woods yet. State budgets are a concern across the country, although at this point we don’t foresee significant credit downgrades of general obligation bonds — bonds backed by the taxing ability of the municipality rather than by revenue from a particular project. Still, we are being careful in areas like New York City, where we expect the financial-industry-led recession to be more severe.

We believe the monoline insurer situation may continue to dominate headlines in the coming months. Investors should understand that, while the markets are, in our view, likely to remain choppy in the near term, the Fed has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining from an investment standpoint is that we are finding opportunities to add value to the portfolio. We intend to keep the fund’s overall credit profile high, but add to lower-quality names in areas where we have strong conviction.

I N V E S T M E N T   I N S I G H T

Municipal bond issuers purchase insurance from monoline insurers to enhance their credit ratings. The insurance comes in the form of credit wraps, with the monoline insurer — so-named because they offer a single line of insurance — essentially “wrapping” its credit rating around the issuer’s. This added layer of protection allows the issuer to guarantee full payment of a bond’s principal and interest to bondholders should the bond be downgraded or default, and typically boosts the issuer’s credit rating. However, a successful transaction hinges on the monoline insurer’s credit rating and claims-paying ability — two areas under pressure given the monoline industry’s involvement with subprime mortgages.

Overall, municipal bond asset quality is still sound, in our opinion. We believe that income tax rates are unlikely to fall from here. They might even rise with a new administration in the White House and the sunset

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the financial statements section of this shareholder report are exclusive of insured or pre-refunded status and may differ from the summary information below.

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of the Bush tax cuts scheduled for 2010. We believe the combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

8

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.31%	6.13%	5.99%	5.99%	5.71%	5.71%	6.09%	5.94%	6.02%

10 years	50.10	44.09	42.52	42.52	38.58	38.58	46.11	41.28	43.32
Annual average	4.14	3.72	3.61	3.61	3.32	3.32	3.86	3.52	3.66

5 years	19.51	14.74	15.71	13.79	15.00	15.00	17.80	14.08	16.35
Annual average	3.63	2.79	2.96	2.62	2.83	2.83	3.33	2.67	3.07

3 years	7.78	3.44	5.73	2.87	5.35	5.35	6.85	3.30	6.29
Annual average	2.53	1.13	1.87	0.95	1.75	1.75	2.23	1.09	2.05

1 year	2.30	–1.81	1.62	–3.29	1.57	0.59	2.03	–1.25	2.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,252 and $13,858 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,128 at public offering price. A $10,000 investment in the fund’s class Y share would have been valued at $14,322.

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Comparative index returns For periods ended 7/31/08

	Lehman Municipal	Lipper Insured Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	7.19%	6.53%

10 years	61.54	44.89
Annual average	4.91	3.76

5 years	23.69	17.00
Annual average	4.34	3.18

3 years	9.93	5.60
Annual average	3.21	1.82

1 year	2.83	0.25

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 42, 39, 39, 34, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/08

Distributions:	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		7

Income [1]	$0.574033		$0.481128	$0.459406	$0.533205		$0.354382

Capital gains — Long-term [2]	0.020000		0.020000	0.020000	0.020000		—

Capital gains — Short-term [2]	—		—	—	—		—

Total	$0.594033		$0.501128	$0.479406	$0.553205		$0.354382

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/07	$14.59	$15.20*	$14.61	$14.61	$14.63	$15.12	—

1/2/08†	—	—	—	—	—	—	$14.71

7/31/08	14.33	14.93	14.35	14.36	14.37	14.85	14.34

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.10%	3.94%	3.46%	3.30%	3.79%	3.67%	4.31%

Taxable equivalent [4]	6.31	6.06	5.32	5.08	5.83	5.65	6.63

Current 30-day SEC yield [5,6]	N/A	3.42	2.93	2.77	N/A	3.17	3.78

Taxable equivalent [4]	N/A	5.26	4.51	4.26	N/A	4.88	5.82

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.34%	6.15%	6.02%	6.02%	5.74%	5.74%	6.11%	5.96%	6.04%

10 years	50.39	44.41	42.95	42.95	38.87	38.87	46.33	41.50	43.55
Annual average	4.17	3.74	3.64	3.64	3.34	3.34	3.88	3.53	3.68

5 years	14.80	10.18	11.19	9.35	10.37	10.37	13.24	9.43	11.65
Annual average	2.80	1.96	2.14	1.80	1.99	1.99	2.52	1.82	2.23

3 years	7.29	2.96	5.24	2.40	4.77	4.77	6.34	2.83	5.63
Annual average	2.37	0.98	1.72	0.79	1.57	1.57	2.07	0.93	1.84

1 year	3.06	–1.11	2.37	–2.58	2.33	1.34	2.78	–0.50	2.80

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class Y*

Total annual fund operating expenses	0.85%	1.49%	1.64%	1.14%	0.64%

* Expenses for class Y shares (added 1/2/08) are based on class A shares excluding distribution (12b-1) fees for the last fiscal year.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.20	$7.35	$8.09	$5.63	$3.16

Ending value (after expenses)	$987.00	$983.10	$983.40	$985.30	$987.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.27	$7.47	$8.22	$5.72	$3.22

Ending value (after expenses)	$1,020.64	$1,017.45	$1,016.71	$1,019.19	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized expense ratio*	0.85%	1.49%	1.64%	1.14%	0.64%

Average annualized expense ratio for Lipper peer group†	0.85%	1.49%	1.64%	1.14%	0.64%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average.The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses.To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

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Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam AMT-Free Insured Municipal Fund	39%	19%	7%	13%	27%

Lipper Insured Municipal Debt Funds category average	44%	37%	37%	39%	45%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$49,000	$76,000,000

Putnam employees	$64,000	$568,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 30th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end

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funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitabil-ity of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds.

In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	7th

Three-year period	30th

Five-year period	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 52, 49, and 49 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal Debt Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 12%, 28%, and 23%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 5th out of 42, 11th out of 39, and 8th out of 34 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam AMT-Free Insured Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam AMT-Free Insured Municipal Fund (the “fund”) at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2008

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The fund’s portfolio 7/31/08

Key to abbreviations

AGO Assured Guaranty, Ltd.	GNMA Coll. Government National Mortgage Association Collateralized
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.6%)*	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$335,000	$335,446
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	2,850,000	2,873,855

			3,209,301
Alaska (1.9%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, 4.4s, 12/1/31	Aaa	2,235,000	2,204,157

Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AA	3,420,000	3,502,046

			5,706,203
Arizona (0.7%)
Glendale, Wtr. & Swr. Rev. Bonds, AMBAC, 5s, 7/1/28	AA	2,000,000	2,021,560

			2,021,560
Arkansas (1.0%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	Aaa	710,000	675,608

Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.2s, 7/1/24	Aaa	2,500,000	2,481,750

			3,157,358
California (13.5%)
Beaumont, Fin. Auth. Local Agcy. Special Tax Bonds, Ser. C, AMBAC, 4 3/4s, 9/1/28	AA	2,370,000	2,181,490

CA State Pub. Wks. Board Rev. Bonds (Dept. Hlth. Svcs. Richmond Laboratory), Ser. B, XLCA,
5s, 11/1/23	A2	2,445,000	2,453,655

CA Statewide Cmntys., Dev. Auth. Rev. Bonds (St. Joseph), MBIA, 5 1/8s, 7/1/24 #	AAA	2,000,000	2,018,000

Chino Basin, Regl. Fin. Auth. Rev. Bonds (Inland Empire Util. Agcy.), Ser. A, AMBAC, 5s, 11/1/33	AA	2,000,000	1,968,840

Garvey, School Dist. G.O. Bonds (Election of 2004), FSA
zero %, 8/1/26	Aaa	1,000,000	379,010
zero %, 8/1/25	Aaa	1,475,000	595,826

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded)	Aaa	2,475,000	2,630,405
Ser. A, AMBAC, zero %, 6/1/24	Aaa	5,000,000	2,185,350

Grossmont-Cuyamaca, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, zero %, 8/1/17	AA	2,100,000	1,396,563

Los Angeles, Unified School Dist. G.O. Bonds (Election of 2004), Ser. C, FGIC, 5s, 7/1/26	Aa3	2,745,000	2,770,007

Merced, City School Dist. G.O. Bonds (Election of 2003), MBIA
zero %, 8/1/25	AA	1,190,000	476,532
zero %, 8/1/24	AA	1,125,000	479,903
zero %, 8/1/23	AA	1,065,000	483,393
zero %, 8/1/22	AA	1,010,000	483,851

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, zero %, 12/1/21	BBB+	5,500,000	2,549,580

Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes), MBIA
5s, 7/1/19	AA	3,000,000	2,970,060
5s, 7/1/18	AA	4,000,000	4,007,560

San Diego, Unified School Dist. G.O. Bonds (Election of 1998), Ser. E, FSA, 5 1/4s, 7/1/19 (Prerefunded)	Aaa	2,000,000	2,182,760

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police Admin. & Hldg. Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17	AA	3,680,000	4,068,424

Walnut Valley, Unified School Dist. G.O. Bonds (Election of 2007), Ser. A, FSA
5s, 8/1/28	Aaa	1,055,000	1,074,096
5s, 8/1/27	Aaa	1,745,000	1,783,547

Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/24	AA	2,000,000	2,014,020

			41,152,872

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MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Colorado (1.5%)
Adams & Arapahoe Cntys., Joint School Dist. G.O. Bonds (No. 28J Aurora), Ser. A, FSA, 5 1/4s, 12/1/18	Aaa	$2,810,000	$2,998,916

E-470 Pub. Hwy. Auth. Rev. Bonds
Ser. C1, MBIA, 5 1/2s, 9/1/24	AAA	1,000,000	1,024,650
Ser. A, MBIA, zero %, 9/1/34	AA	3,525,000	710,217

			4,733,783
Florida (11.2%)
Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC, 5s, 10/1/26	Aaa	2,000,000	2,018,540

Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt. Bonds, MBIA, 4 1/2s, 5/1/31	A2	1,000,000	912,640

Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, 7.65s, 7/1/16	BBB/F	13,675,000	16,986,812

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	2,000,000	1,974,920

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, FSA, XLCA, 5s, 10/1/23	Aaa	1,000,000	1,025,040

Orlando & Orange Cnty., Expressway Auth. Rev. Bonds, FGIC, 8 1/4s, 7/1/14	AAA	5,000,000	6,178,750

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), FSA, 7.15s, 11/1/15	Aaa	3,935,000	4,803,927

			33,900,629
Georgia (2.3%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (Oglethorpe Pwr. Corp.), Class E, MBIA,
4 3/4s, 4/1/11	AA	3,000,000	3,067,410

Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. & Fam. Hsg. Project), MBIA, 5 1/4s, 11/1/20	AA	3,360,000	3,533,813

GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s, 1/1/13 (Prerefunded)	AA	415,000	456,288

			7,057,511
Illinois (12.0%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	AA	155,000	160,166

Chicago, Board of Ed. G.O. Bonds, Ser. A, MBIA, 5 1/4s, 12/1/19	AA	1,500,000	1,585,860

Chicago, Board of Ed. VRDN, Ser. C-1, FSA, 2.35s, 3/1/31	VMIG1	4,000,000	4,000,000

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A, FSA, 5s, 1/1/33	Aaa	4,080,000	3,995,340

Cicero, G.O. Bonds, Ser. A, XLCA, 5 1/4s, 1/1/21	BBB–	2,250,000	2,301,435

Du Page Cnty., Cmnty. High School Dist. G.O. Bonds (Dist. No. 108 - Lake Park), FSA, 5.6s, 1/1/20	Aaa	1,000,000	1,061,930

IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19	AA	5,000,000	5,248,550

IL Fin. Auth. Rev. Bonds (Rush U. Med. Ctr.), Ser. B, MBIA, 5 3/4s, 11/1/28	AA	2,500,000	2,548,200

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA
5s, 1/1/23	Aaa	3,750,000	3,868,388
5s, 1/1/22	Aaa	2,500,000	2,589,000

Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds (McCormick), Ser. A, MBIA,
zero %, 12/15/22	AA	5,500,000	2,687,245

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC, 8s, 6/1/17	Aa2	5,000,000	6,321,000

			36,367,114
Indiana (2.7%)
Center Grove, Ind. Bldg. Corp. Rev. Bonds (First Mtg.), FGIC, 5s, 7/15/25	AA	1,345,000	1,360,468

IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/20	AA	5,695,000	5,825,586

IN State Hsg. Fin. Auth. Rev. Bonds (Single Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	220,000	212,896
4.15s, 7/1/16	Aaa	320,000	311,018
4.1s, 7/1/15	Aaa	100,000	97,842
3.95s, 7/1/14	Aaa	305,000	299,120
3.9s, 1/1/14	Aaa	215,000	210,423

			8,317,353
Louisiana (3.5%)
Ernest N. Morial-New Orleans Exhibit Hall Auth. Special Tax, AMBAC, 5s, 7/15/20	AA	5,730,000	5,588,985

LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	AA	3,000,000	3,123,090

Lafayette, Pub. Pwr. Auth. Elec. Rev. Bonds, MBIA, 5s, 11/1/32	AA	2,000,000	1,985,960

			10,698,035
Maryland (0.7%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	AA	2,000,000	2,006,020

			2,006,020

23

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Massachusetts (1.6%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Care Group), Ser. B-2, MBIA, 5 3/8s, 2/1/28	AAA	$1,000,000	$1,014,270

MA State Special Oblig. Dedicated Tax Rev. Bonds, FGIC, FHLMC Coll., FNMA Coll., 5 1/4s,
1/1/23 (Prerefunded)	A2	1,000,000	1,077,810

MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A, MBIA, 5s, 1/1/37	AA	2,805,000	2,722,056

			4,814,136
Michigan (10.2%)
Detroit, City School Dist. G.O. Bonds (School Bldg. & Site Impt.), Ser. B, FGIC, 5s, 5/1/25	AA	7,990,000	8,056,397

Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth. Care), Ser. A, MBIA, 5 1/2s, 1/15/17 (Prerefunded)	AA	500,000	541,610

MI Muni. Board Auth. Rev. Bonds (Clean Wtr. Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,033,760

MI State Hosp. Fin. Auth. Rev. Bonds (Mercy Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	AA	3,350,000	3,528,354
6s, 8/15/34 (Prerefunded)	AA	1,650,000	1,737,846

MI State Strategic Fund, Ltd. Mandatory Put Bonds (Detroit Edison Co.), AMBAC, 4.85s, 9/1/11	Aa3	3,500,000	3,681,230

MI State Strategic Fund, Ltd. Rev. Bonds (Detroit Edison Co.), AMBAC, 7s, 5/1/21	AA	4,000,000	4,725,880

Midland Cnty., Bldg. Auth. G.O. Bonds, FSA
5s, 10/1/25	Aaa	1,000,000	1,029,650
5s, 10/1/24	Aaa	1,150,000	1,189,756

Northern Michigan U. Rev. Bonds, Ser. A, FSA, 5s, 12/1/27	Aaa	1,775,000	1,819,198

Western MI U. Rev. Bonds, FSA, 5s, 11/15/28	Aaa	3,500,000	3,532,095

			30,875,776
Mississippi (1.3%)
MS Dev. Bank Rev. Bonds (West Rankin Util. Auth.), FSA, 5s, 1/1/27	AAA	1,315,000	1,336,658

MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. D-1, GNMA Coll., FNMA Coll., 6.1s, 6/1/38	Aaa	2,460,000	2,534,415

			3,871,073
Missouri (0.4%)
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S. Truman Sports Complex), AMBAC, 5s, 12/1/22	AA	1,285,000	1,311,214

			1,311,214
New Hampshire (0.4%)
NH Muni. Bond Bank Rev. Bonds, Ser. C, MBIA, 5s, 3/15/25	Aa2	1,195,000	1,232,917

			1,232,917
New Jersey (1.9%)
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	AA	2,100,000	912,471

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/30	AA	5,000,000	4,967,300

			5,879,771
New York (9.8%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, FSA
5 3/4s, 5/1/28	Aaa	2,275,000	2,470,900
5 3/4s, 5/1/27	Aaa	6,590,000	7,184,418

Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	4,876,781
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,417,233

NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/25	AA+	1,000,000	1,015,700

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. B, AMBAC, 5s, 6/15/28	AA+	3,000,000	3,050,460

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Baa1	2,270,000	2,321,370
5 3/8s, 7/1/20	Baa1	2,215,000	2,280,697

Sales Tax Asset Receivable Corp. Rev. Bonds, Ser. A, AMBAC, 5s, 10/15/29	AAA	3,000,000	3,067,080

Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds (Syracuse City School Dist.), Ser. A, FSA, 5s, 5/1/25	Aaa	1,000,000	1,032,630

			29,717,269
North Carolina (1.7%)
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. A, MBIA, 5 1/4s, 1/1/19	AA	5,000,000	5,136,050

			5,136,050

24

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Ohio (2.4%)
Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, FSA, 5s, 4/1/24	Aaa	$2,000,000	$2,043,260

Morley Library Dist. G.O. Bonds (Lake Cnty. Dist. Library), AMBAC, 5 1/4s, 12/1/19	Aa3	1,535,000	1,607,283

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15	BBB/F	45,000	23,994

U. of Akron Rev. Bonds, Ser. B, FSA, 5 1/4s, 1/1/26	Aaa	3,375,000	3,543,446

			7,217,983
Pennsylvania (0.5%)
Erie Cnty., Convention Ctr. Auth. Rev. Bonds (Convention Ctr. Hotel), FGIC, 5s, 1/15/22	A2	1,415,000	1,426,589

			1,426,589
Puerto Rico (1.4%)
Cmnwlth. of PR, G.O. Bonds, Ser. C-7, MBIA, 6s, 7/1/27	AA	1,500,000	1,585,950

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, AGO, 5s, 7/1/28	Aaa	2,750,000	2,786,328

			4,372,278
South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,245,725

			1,245,725
Texas (7.9%)
Dallas Cnty., Util. & Reclaimation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	AA	2,500,000	2,470,875

Dallas, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/4s, 2/15/19	Aaa	2,500,000	2,621,975

Friendswood, Indpt. School Dist. G.O. Bonds (Schoolhouse), PSFG, 5s, 2/15/26	Aaa	1,500,000	1,537,695

Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,217,941

Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21	Aaa	5,280,000	5,382,854

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C, AMBAC, 5s, 8/1/29	AA	1,000,000	1,005,220

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/27	Aaa	2,000,000	2,031,120

Mission Cons., Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/23	Aaa	1,000,000	1,032,260

Nacogdoches, Indpt. School Dist. G.O. Bonds, PSFG, 5 1/2s, 2/15/15	Aaa	140,000	148,282

North TX Thruway Auth. Rev. Bonds
Ser. A, MBIA, 5 1/8s, 1/1/28	AA	1,500,000	1,489,905
Ser. D, AGO, zero %, 1/1/28	Aaa	2,700,000	885,222

San Antonio Wtr. Rev. Bonds, FSA, 5 1/2s, 5/15/20	Aaa	4,000,000	4,270,360

			24,093,709
Utah (2.6%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, MBIA, U.S. Govt. Coll., 6.15s, 7/1/14 (Prerefunded)	AA	7,790,000	7,809,319

			7,809,319
Washington (2.4%)
WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	6,000,000	7,250,760

			7,250,760
West Virginia (1.6%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile Safety), Ser. A, MBIA, 5s, 6/1/29	AA	5,000,000	4,854,800

			4,854,800

TOTAL INVESTMENTS

Total investments (cost $292,950,051)			$299,437,108

* Percentages indicated are based on net assets of $303,722,581.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at July 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at July 31, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

25

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at July 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at July 31, 2008 (as a percentage of net assets):

Local government	27.2%
Utilities	23.2
State government	10.9

The fund had the following insurance concentrations greater than 10% at July 31, 2008 (as a percentage of net assets):

MBIA	25.4%
FSA	25.3
AMBAC	22.7
FGIC	14.1

FUTURES CONTRACTS OUTSTANDING at 7/31/08	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	108	$12,401,438	Sep-08	$(165,904)

Total				$(165,904)

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $292,950,051)	$299,437,108

Cash	1,871,061

Interest and other receivables	2,789,322

Receivable for shares of the fund sold	667,453

Receivable for securities sold	10,102

Receivable for custodian fees (Note 2)	6,287

Total assets	304,781,333

LIABILITIES

Payable for variation margin (Note 1)	77,625

Distributions payable to shareholders	303,159

Payable for shares of the fund repurchased	115,601

Payable for compensation of Manager (Note 2)	251,593

Payable for investor servicing fees (Note 2)	14,297

Payable for Trustee compensation and expenses (Note 2)	95,602

Payable for administrative services (Note 2)	3,024

Payable for distribution fees (Note 2)	75,954

Other accrued expenses	121,897

Total liabilities	1,058,752

Net assets	$303,722,581

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$298,246,241

Undistributed net investment income (Note 1)	26,861

Accumulated net realized loss on investments (Note 1)	(871,674)

Net unrealized appreciation of investments	6,321,153

Total — Representing net assets applicable to
capital shares outstanding	$303,722,581

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($267,448,129 divided by 18,657,951 shares)	$14.33

Offering price per class A share (100/96.00 of $14.33)*	$14.93

Net asset value and offering price per class B share
($23,548,207 divided by 1,640,504 shares)**	$14.35

Net asset value and offering price per class C share
($11,688,622 divided by 813,839 shares)**	$14.36

Net asset value and redemption price per class M share
($1,027,636 divided by 71,495 shares)	$14.37

Offering price per class M share (100/96.75 of $14.37)***	$14.85

Net asset value and offering price per class Y share
($9,987 divided by 697 shares)	$14.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Year ended 7/31/08

INTEREST INCOME	$14,088,234

EXPENSES

Compensation of Manager (Note 2)	1,506,000

Investor servicing fees (Note 2)	180,821

Custodian fees (Note 2)	11,630

Trustee compensation and expenses (Note 2)	31,528

Administrative services (Note 2)	22,402

Distribution fees — Class A (Note 2)	555,288

Distribution fees — Class B (Note 2)	239,336

Distribution fees — Class C (Note 2)	91,770

Distribution fees — Class M (Note 2)	6,049

Other	179,796

Non-recurring costs (Notes 2 and 5)	505

Costs assumed by Manager (Notes 2 and 5)	(505)

Fees waived and reimbursed by Manager (Note 2)	(15,797)

Total expenses	2,808,823

Expense reduction (Note 2)	(69,628)

Net expenses	2,739,195

Net investment income	11,349,039

Net realized gain on investments (Notes 1 and 3)	160,559

Net realized gain on swap contracts (Note 1)	112,485

Net realized gain on futures contracts (Note 1)	262,874

Net unrealized depreciation of investments,
futures contracts and swap contracts during the year	(5,272,311)

Net loss on investments	(4,736,393)

Net increase in net assets resulting from operations	$6,612,646

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment income	$11,349,039	$11,899,576

Net realized gain on investments
and foreign currency transactions	535,918	852,287

Net unrealized depreciation of investments	(5,272,311)	(1,880,040)

Net increase in net assets resulting
from operations	6,612,646	10,871,823

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(25,639)	—

Class B	(2,967)	—

Class C	(808)	—

Class M	(105)	—

From tax-exempt net investment income

Class A	(10,293,628)	(10,294,793)

Class B	(923,487)	(1,474,638)

Class C	(286,306)	(261,040)

Class M	(44,008)	(38,564)

Class Y	(243)	—

From net realized long-term gain on investments

Class A	(355,061)	(766,496)

Class B	(38,571)	(140,345)

Class C	(11,323)	(23,944)

Class M	(1,585)	(3,188)

Increase (decrease) from capital share
transactions (Note 4)	8,449,930	(36,929,988)

Total increase (decrease) in net assets	3,078,845	(39,061,173)

NET ASSETS

Beginning of year	300,643,736	339,704,909

End of year (including undistributed net
investment income of $26,861 and
$268,970, respectively)	$303,722,581	$300,643,736

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
July 31, 2008	$14.59	.56 [c]	(.23)	.33	(.57)	(.02)	(.59)	—	$14.33	2.30	$267,448	.85 [c]	3.85 [c]	39.26
July 31, 2007	14.70	.56 [c]	(.06)	.50	(.57)	(.04)	(.61)	—	14.59	3.41	257,709	.85 [c]	3.78 [c]	18.88
July 31, 2006	15.07	.57 [c]	(.30)	.27	(.56)	(.08)	(.64)	— [d]	14.70	1.85	270,331	.85 [c]	3.81 [c]	6.97
July 31, 2005	14.92	.54 [c]	.26	.80	(.54)	(.11)	(.65)	— [d]	15.07	5.39	277,931	.84 [c]	3.57 [c]	12.61
July 31, 2004	14.93	.53	.25	.78	(.53)	(.26)	(.79)	—	14.92	5.20	287,528.85		3.49	26.81

Class B
July 31, 2008	$14.61	.47 [c]	(.23)	.24	(.48)	(.02)	(.50)	—	$14.35	1.62	$23,548	1.49 [c]	3.21 [c]	39.26
July 31, 2007	14.72	.47 [c]	(.07)	.40	(.47)	(.04)	(.51)	—	14.61	2.73	33,472	1.49 [c]	3.13 [c]	18.88
July 31, 2006	15.09	.47 [c]	(.29)	.18	(.47)	(.08)	(.55)	— [d]	14.72	1.26	59,527	1.50 [c]	3.15 [c]	6.97
July 31, 2005	14.94	.44 [c]	.26	.70	(.44)	(.11)	(.55)	— [d]	15.09	4.71	88,337	1.49 [c]	2.92 [c]	12.61
July 31, 2004	14.95	.44	.24	.68	(.43)	(.26)	(.69)	—	14.94	4.52	110,498	1.50	2.83	26.81

Class C
July 31, 2008	$14.61	.45 [c]	(.22)	.23	(.46)	(.02)	(.48)	—	$14.36	1.57	$11,689	1.64 [c]	3.06 [c]	39.26
July 31, 2007	14.73	.44 [c]	(.07)	.37	(.45)	(.04)	(.49)	—	14.61	2.60	8,405	1.64 [c]	2.99 [c]	18.88
July 31, 2006	15.09	.45 [c]	(.29)	.16	(.44)	(.08)	(.52)	— [d]	14.73	1.12	8,723	1.65 [c]	3.01 [c]	6.97
July 31, 2005	14.94	.42 [c]	.26	.68	(.42)	(.11)	(.53)	— [d]	15.09	4.54	8,835	1.64 [c]	2.77 [c]	12.61
July 31, 2004	14.95	.41	.25	.66	(.41)	(.26)	(.67)	—	14.94	4.40	10,097	1.65	2.69	26.81

Class M
July 31, 2008	$14.63	.52 [c]	(.23)	.29	(.53)	(.02)	(.55)	—	$14.37	2.03	$1,028	1.14 [c]	3.56 [c]	39.26
July 31, 2007	14.74	.52 [c]	(.06)	.46	(.53)	(.04)	(.57)	—	14.63	3.19	1,059	1.14 [c]	3.49 [c]	18.88
July 31, 2006	15.11	.53 [c]	(.30)	.23	(.52)	(.08)	(.60)	— [d]	14.74	1.55	1,124	1.15 [c]	3.51 [c]	6.97
July 31, 2005	14.96	.50 [c]	.25	.75	(.49)	(.11)	(.60)	— [d]	15.11	5.05	1,135	1.14 [c]	3.27 [c]	12.61
July 31, 2004	14.97	.49	.24	.73	(.48)	(.26)	(.74)	—	14.96	4.93	1,188	1.15	3.19	26.81

Class Y
July 31, 2008 †	$14.71	.34 [c]	(.36)	(.02)	(.35)	—	(.35)	—	$14.34	(.09) *	$10	.37 * [c]	.28 * [c]	39.26

*Not annualized.

†For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

July 31, 2008	0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the “fund”), is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an

32

amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable, unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $13,957 to decrease undistributed net investment income and a decrease to accumulated net realized losses of $13,957.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$10,303,155
Unrealized depreciation	(3,816,098)

Net unrealized appreciation	6,487,057
Undistributed tax-exempt income	307,917
Undistributed ordinary income	11,611

Cost for federal income tax purposes	$292,950,051

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2008, Putnam Management waived $15,797 of its management fee from the fund.

For the year ended July 31, 2008, Putnam Management has assumed $505 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $183,841 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2008, the fund’s expenses were reduced by $69,628 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,215 and $518 from the sale of class A and class M shares, respectively, and received $19,802 and $1,002 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2008, Putnam

33

Retail Management Limited Partnership, acting as underwriter, received $51 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $120,148,820 and $115,210,121, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	2,951,336	$43,128,048	2,122,193	$31,408,659

Shares issued sold in	499,722	7,262,690	484,672	7,163,157
connection with of
reinvestment of
distributions

	3,451,058	50,390,738	2,606,865	38,571,816

Shares repurchased	(2,458,601)	(35,909,296)	(3,329,890)	(49,225,238)

Net increase	992,457	$14,481,442	(723,025)	$(10,653,422)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	85,050	$1,245,892	63,966	$943,801

Shares issued in	40,643	591,791	62,629	933,071
connection with
reinvestment of
distributions

	125,693	1,837,683	126,595	1,876,872

Shares	(776,428)	(11,360,439)	(1,879,027)	(27,837,922)
repurchased

Net decrease	(650,735)	$(9,522,756)	(1,752,432)	$(25,961,050)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	351,292	$5,137,249	90,701	$1,340,666

Shares issued in	13,147	185,785	10,421	154,330
connection with
reinvestment of
distributions

	364,439	5,323,034	101,122	1,494,996

Shares	(125,680)	(1,832,484)	(118,389)	(1,753,391)
repurchased

Net increase	238,759	$3,490,550	(17,267)	$(258,395)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	45,796	$671,835	4,385	$65,606

Shares issued in	2,118	30,876	2,106	31,219
connection with
reinvestment of
distributions

	47,914	702,711	6,491	96,825

Shares	(48,812)	(712,260)	(10,358)	(153,946)
repurchased

Net decrease	(898)	$(9,549)	(3,867)	$(57,121)

	For the period 1/02/08
	(commencement of operations) to 7/31/08

Class Y	Shares		Amount

Shares sold		680	$10,000

Shares issued in		17		243
connection with
reinvestment of
distributions

		697	10,243

Shares		—		—
repurchased

Net increase		697	$10,243

At July 31, 2008, Putnam, LLC owned 697 class Y shares of the fund (100% of class Y shares outstanding), valued at $9,987.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair

34

value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $82,887 as long-term capital gain, for its taxable year ended July 31, 2008.

The fund has designated 99.74% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

35

About the Trustees

Jameson A. Baxter

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

36

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate

Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

37

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

38

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

39

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN043 252421 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$72,501	$--	$7,408	$87*

July 31, 2007	$67,036	$10	$6,774	$169*

* Includes fees of $87 and $141 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2008 and July 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $85,734 and $ 122,169 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters..

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$15,000	$ -	$ -

July 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345)

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free High Yield Fund

FUND SYMBOL (CLASS A SHARES): PTHAX

7|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax-Free
High Yield Fund

7|31|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other shareholder information	18
Financial statements	19
Federal tax information	42
About the Trustees	43
Officers	46

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund

Potential for high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund’s holdings, this analysis helps the management team in its efforts to identify bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 7/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com. Performance for class A shares before their inception is derived from the historical performance of class B shares.

“The silver lining in this year’s storm clouds
is that we are finding many opportunities that
we believe are attractively priced.”

Paul Drury, Portfolio Leader, Putnam Tax-Free High Yield Fund

Credit qualities shown as a percentage of portfolio value as of 7/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview as of 7/31/08

Thank you, Paul, for talking with us today about what has been a tumultuous 12 months for the bond markets. Would you tell us how the municipal bond market has responded?

It has been a challenging period for investors in nearly all markets. The high-yield municipal bond market was especially hard hit as the meltdown in the mortgage markets coincided with a slowing economy, rising inflation, and mounting unemployment. Investors increasingly shunned assets with even the slightest amount of risk. The markets made a partial recovery in March and April 2008, but sold off in June as renewed concerns about the economy fueled increased investor risk aversion.

How did Putnam Tax-Free High Yield Fund cope in this environment?

Despite the challenging market environment, the fund held up relatively well, compared to its peer group. For the 12-month period ended July 31, 2008, the fund had a loss of 2.57%, compared to an average loss of 6.64% for the Lipper High Yield Municipal Debt Funds. Reflecting its overall higher quality, the fund’s benchmark, Lehman Municipal Bond Index, outperformed the fund, returning 2.83% for the 12-month period.

How was the fund able to outperform its peer group?

In our view, we were able to outperform the Lipper peer group because the fund had been more conservatively positioned than many of its competitors over the period. At the beginning of the period, we had a shorter duration positioning and higher overall credit quality than our peers. These strategies helped insulate the fund from some of the difficulties the market experienced.

A fund’s duration is a measure of its sensitivity to changes in interest rates. When interest rates rise, a short duration protects the portfolio from some of the downward pressure on bond prices.

At the beginning of the period, the fund’s duration was relatively short because we believed that the incremental yield gained from investing in longer-maturity bonds did not adequately compensate investors for the additional risk these issues convey. This strategy worked well as the Federal Reserve Board [the Fed] began cutting

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

interest rates in August 2007, bringing the federal funds rate down to 2% by the end of the fund’s fiscal year, from 5.25% at the start of the period, and the yield curve steepened. At the start of the period, the yield curve was relatively flat, but it shifted dramatically during the fund’s fiscal year. Our emphasis on shorter-maturity bonds had a positive impact on the fund’s performance. In addition, as yields on longer-term bonds rose, we were able to take advantage of this opportunity to buy longer-dated issues at relatively attractive prices. As a result, the fund’s effective duration shifted during the period from 6.4 years on July 31, 2007, to 7.8 years on July 31, 2008.

Our quality positioning was also an effective strategy during this difficult period. At the beginning of the period, we did not believe that investors were being adequately compensated for the additional risk of investing in lower-rated securities. As a result, we focused the portfolio on bonds rated BBB — one of the higher-quality tiers of the fund’s universe. We also were underweight non-rated bonds and those rated B or lower. It’s important to note that at the beginning of the period, credit spreads — the difference in yield between high-and low-quality bonds — were near historic lows. This conservative positioning also aided relative performance during the period as credit spreads widened during the fiscal year.

What sectors did the high-yield municipal bond team focus on and how did this influence performance?

Prior to this period, we became concerned about the real estate market, and moved from a neutral positioning to an underweight in the land sector. These are bonds issued by municipalities to support real estate development. Our retreat from the land sector occurred just ahead of a sell-off triggered by the subprime mortgage crisis, which aided relative performance.

A notable purchase was Puerto Rico Aqueduct and Sewer Authority bonds, which we added in March after credit spreads had widened dramatically. The bonds were attractively priced due largely to investor concerns about the size of the offering, which was $1.3 billion, and its timing during a period of weakness for the credit markets. However, the issuance has been well received, and the bonds have rallied in price since the fund acquired them.

Unfortunately, not all our strategies worked in the fund’s favor. For example, bonds issued for Buckeye Ohio Tobacco Settlement Finance Authority underperformed. Tobacco settlement bonds are secured by the income stream from tobacco companies’ lawsuit-settlement obligations to individual states. They generally offer higher yields than bonds of comparable quality. The tobacco sector began underperforming in the fall

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

of 2007 as investors demanded higher quality. Because the market for tobacco bonds is large and highly liquid, investors who wanted to trim credit exposure sold these bonds first, which put pressure on the sector as a whole.

Where do you see the market going now, Paul?

The economy is still struggling, and we’re clearly not out of the woods yet. State budgets are a concern across the country, although at this point we don’t foresee significant credit downgrades of general obligation bonds — bonds backed by the “taxing” ability of the municipality rather than revenue from a particular project. Investors should understand that, while the markets are likely to remain choppy in the near term, the Fed has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

From an investment standpoint, we are finding attractive opportunities to add value to the portfolio, especially as credit spreads have widened. Overall, municipal bond asset quality is still sound, in our opinion. We believe that income tax rates are unlikely to fall and may even rise with the upcoming election and the sunset of certain tax cuts scheduled for 2010. We believe the combination of potentially higher taxes, attractive valuations, and relatively high asset quality makes municipal bonds a compelling opportunity.

How do you plan to structure the fund?

The silver lining in this year’s storm clouds is that we are finding many opportunities that we believe are attractively priced. As credit spreads widened, we began adding bonds rated BBB and below in areas where we have strong conviction. We are still finding the best value in the middle of the yield curve — roughly the 15- to 25-year maturity range. We believe the 30-year area of the curve is still a bit overpriced. In this unique environment, we have relied extensively on our research capabilities to assess the underlying credit quality of bonds and believe the current market volatility has provided many attractive opportunities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

In early September, the U.S. government announced plans to take over the Federal National Mortgage Association (Fannie Mae) and the Federal Home Mortgage Corporation (Freddie Mac), the companies that play key roles in the U.S. home mortgage market. Created by Congress as “government-sponsored enterprises,” Fannie Mae and Freddie Mac are publicly traded companies with a mandate to foster a liquid mortgage market by acting as reliable purchasers of mortgage loans, which they repackage and sell as mortgage-backed securities. Under the plan, the U.S. Treasury will buy $1 billion of preferred shares in each company and place both companies under the control of Federal Housing Finance Authority. The government also has pledged to provide up to $200 billion to the companies as they cope with heavy losses resulting from rising home mortgage defaults and falling real estate prices.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or pre-refunded status and may differ from the summary information below.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.28%	6.09%	5.86%	5.86%	5.42%	5.42%	6.04%	5.89%	5.89%

10 years	40.51	34.93	32.65	32.65	29.71	29.71	36.39	31.93	33.37
Annual average	3.46	3.04	2.87	2.87	2.64	2.64	3.15	2.81	2.92

5 years	23.96	19.08	20.04	18.11	19.24	19.24	22.17	18.14	20.73
Annual average	4.39	3.55	3.72	3.38	3.58	3.58	4.09	3.39	3.84

3 years	5.90	1.71	3.90	1.16	3.41	3.41	5.02	1.54	4.51
Annual average	1.93	0.57	1.28	0.39	1.12	1.12	1.65	0.51	1.48

1 year	–2.57	–6.47	–3.25	–7.87	–3.27	–4.19	–2.89	–6.08	–2.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,265 and $12,971 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,193 at public offering price. A $10,000 investment in the fund’s class Y share would have been valued at $13,337.

Comparative index returns For periods ended 7/31/08

	Lehman Municipal	Lipper High Yield Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	7.19%	6.30%

10 years	61.54	39.09
Annual average	4.91	3.34

5 years	23.69	19.44
Annual average	4.34	3.61

3 years	9.93	2.05
Annual average	3.21	0.64

1 year	2.83	–6.64

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 104, 81, 77, 48, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/08

Distributions:	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		7

Income [1]	$0.626401		$0.548525	$0.529361	$0.591490		$0.385657

Capital gains [2]	—		—	—	—		—

Total	$0.626401		$0.548525	$0.529361	$0.591490		$0.385657

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/07	$12.88	$13.42*	$12.90	$12.88	$12.88	$13.31	—

1/2/08†	—	—	—	—	—	—	$12.49

7/31/08	11.93	12.43	11.94	11.93	11.92	12.32	11.93

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	5.37%	5.16%	4.74%	4.59%	5.10%	4.93%	5.60%

Taxable equivalent [4]	8.26	7.94	7.29	7.06	7.85	7.58	8.62

Current 30-day SEC yield [5,6]	N/A	4.86	4.43	4.27	N/A	4.63	5.78

Taxable equivalent [4]	N/A	7.48	6.82	6.57	N/A	7.12	8.89

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average (life of fund)	6.32%	6.14%	5.92%	5.92%	5.48%	5.48%	6.09%	5.94%	5.94%

10 years	41.47	35.85	33.57	33.57	30.69	30.69	37.42	32.94	34.08
Annual average	3.53	3.11	2.94	2.94	2.71	2.71	3.23	2.89	2.98

5 years	21.89	17.07	18.05	16.15	17.14	17.14	20.12	16.31	18.57
Annual average	4.04	3.20	3.37	3.04	3.21	3.21	3.73	3.07	3.47

3 years	6.80	2.58	4.88	2.10	4.31	4.31	5.95	2.42	5.32
Annual average	2.22	0.85	1.60	0.70	1.42	1.42	1.95	0.80	1.74

1 year	–1.65	–5.58	–2.24	–6.92	–2.33	–3.26	–1.87	–5.11	–1.83

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.82%	1.45%	1.60%	1.10%	0.60%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.07	$7.14	$7.87	$5.43	$2.99

Ending value (after expenses)	$971.20	$967.40	$966.90	$969.20	$972.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.17	$7.32	$8.07	$5.57	$3.07

Ending value (after expenses)	$1,020.74	$1,017.60	$1,016.86	$1,019.34	$1,021.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized expense ratio*	0.83%	1.46%	1.61%	1.11%	0.61%

Average annualized expense ratio for Lipper peer group†	0.84%	1.47%	1.62%	1.12%	0.62%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Tax-Free High Yield Fund	46%	10%	17%	21%	18%

Lipper High Yield Municipal Debt Funds category average	42%	37%	32%	33%	30%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$99,000	$76,000,000

Putnam employees	$111,000	$568,000,000

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 8th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	12th

Three-year period	23rd

Five-year period	35th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 96, 81, and 75 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Yield Municipal Debt Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 12%, 24%, and 39%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 12th out of 104, 18th out of 77, and 19th out of 48 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2008

The fund’s portfolio 7/31/08

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized
COP Certificate of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association Collateralized	VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds	XLCA XL Capital Assurance
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (98.9%)*	Rating**	Principal amount	Value

Alabama (1.3%)
Courtland, Indl. Dev. Board Solid Waste Disp. Rev. Bonds (Intl. Paper Co.), Ser. A, 5.2s, 6/1/25	BBB	$3,500,000	$2,892,400

Jackson Cnty., Hlth. Care Auth. Rev. Bonds, 5.7s, 5/1/19	BB+	8,155,000	8,158,262

Montgomery, Med. Clinic Board Hlth. Care Fac. Rev. Bonds (Jackson Hosp. & Clinic), 5 1/4s, 3/1/36	Baa2	1,955,000	1,678,915

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	750,000	667,845
6s, 8/1/25	B/P	1,700,000	1,598,374

			14,995,796
Arizona (2.1%)
AZ Hlth. Fac. Auth. Rev. Bonds (Bethesda Foundation), Ser. A, 6.4s, 8/15/27	BB-/P	1,500,000	1,516,965

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	7,354,896
7 1/4s, 12/1/19	B+/P	500,000	502,950

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BB+/P	3,170,000	3,297,022
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,240,000	2,348,237
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	935,000	951,521

Glendale, Indl. Dev. Auth. Rev. Bonds (John C. Lincoln Hlth.), Ser. B, 5 1/4s, 12/1/19	BBB	500,000	495,335

Navajo Cnty., Indl. Dev. Rev. Bonds (Stone Container Corp.), 7.2s, 6/1/27	B-/P	2,500,000	2,308,975

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	2,500,000	2,518,825
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,198,189

			23,492,915
Arkansas (1.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa1	10,500,000	11,283,615

Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds (Ouachita Baptist U.), 6s, 3/1/33	BB/P	2,000,000	1,947,300

Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.), 5s, 1/1/21	A-	1,500,000	1,440,675

Little River Cnty., Rev. Bonds (Georgia-Pacific Corp.), 5.6s, 10/1/26	B2	1,290,000	1,056,626

			15,728,216
California (8.1%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 5.85s, 10/1/27	BBB-	3,000,000	2,975,850

CA Hlth. Fac. Fin. Auth. Rev. Bonds (CA-NV Methodist), 5s, 7/1/26	A+	260,000	259,379

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
Ser. A, ACA, zero %, 12/1/24	B/P	2,000,000	357,600
(Cap. Appn.), Ser. A, ACA, zero %, 12/1/23	B/P	2,000,000	400,280

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	5,991,440
5 1/4s, 2/1/37	Baa2	1,250,000	1,098,113

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB (Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	BBB	5,000,000	4,206,750

CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	4,500,000	3,863,250

CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds (Citrus Garden Apt. Project - D1),
5 1/4s, 7/1/22 #	A	1,000,000	981,670

CA Statewide Cmnty., Dev. Auth. Rev. Bonds (Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	1,994,420

Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,830,000	1,520,126
5s, 9/2/30	BB+/P	1,730,000	1,469,185

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB/P	1,990,000	1,866,680
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	375,000	326,108

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

California cont.
Corona, COP (Vista Hosp. Syst.), zero %, 7/1/29 (In default) (F) †	D/P	$31,900,000	$350,900

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads), 5 3/4s, 1/15/40	Baa3	1,500,000	1,455,420

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-1, 5s, 6/1/33	BBB	2,200,000	1,716,374
Ser. A, AMBAC, zero %, 6/1/24	Aaa	23,000,000	10,052,610

Irvine, Impt. Board Act of 1915 Special Assmt. (Dist. No. 03-19)
5s, 9/2/29	BB/P	1,775,000	1,526,234
5s, 9/2/25	BB/P	1,350,000	1,206,927

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	995,000	954,424
(No. 03-19 Group 4), 5s, 9/2/29	BB+/P	705,000	609,917

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB/P	345,000	289,203
Ser. D, 5s, 9/1/26	BBB/P	1,090,000	951,962

Oakley, Pub. Fin. Auth. Rev. Bonds, 5 7/8s, 9/2/24	BB-/P	1,370,000	1,338,627

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	2,875,000	2,704,886
(No. 03-1 Ladera Ranch), Ser. A, 5.4s, 8/15/22	BBB/P	1,520,000	1,449,533
(No. 03-1 Ladera Ranch), Ser. A, 5.4s, 8/15/21	BBB/P	1,240,000	1,191,776

Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds, 6.2s, 2/14/11	AAA	11,200,000	11,802,672

Rocklin, Unified School Dist. G.O. Bonds (Election of 2002), FGIC, zero %, 8/1/21	A1	2,145,000	1,084,555

Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	680,176
Ser. 97-01, 5.1s, 9/1/35	BB/P	2,915,000	2,469,821
Ser. 97-01, 5s, 9/1/29	BB/P	1,365,000	1,201,418

San Francisco City & Cnty. Redev. Agcy. Cmnty. Fac. Dist. Special Tax (No. 6 Mission Bay South),
Ser. A, 5.15s, 8/1/35	BB-/P	1,500,000	1,260,525

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd. Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,358,700

Santa Monica, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. A, FGIC, zero %, 8/1/31	Aa2	1,000,000	271,840

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	6,630,000	6,630,464

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB-/P	6,780,000	6,915,464

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	7,335,000	4,609,094

Union, Elementary School Dist. G.O. Bonds, Ser. B, FGIC, zero %, 9/1/26	AA	2,745,000	1,026,054

			92,420,427
Colorado (1.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,069,250
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	1,550,000	1,425,256
(Valley View Assn.), 5s, 5/15/27	BBB	2,625,000	2,366,989

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	781,440

Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B	675,000	418,102

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, MBIA, zero %, 9/1/34	AA	12,000,000	2,417,760

Larimer Cnty., G.O. Bonds (Poudre Impt. - School Dist. No. 1), 7s, 12/15/16	Aa3	3,000,000	3,581,700

			16,060,497
Connecticut (0.8%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	2,000,000	1,910,940

CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA), Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	6,926,290

			8,837,230
Delaware (0.1%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe Med. Ctr.), Ser. A, 5s, 6/1/24	Baa1	900,000	845,541

New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/36	BBB-	600,000	498,546

			1,344,087
District of Columbia (0.4%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	BBB/F	94,730,000	4,601,983

			4,601,983
Florida (5.2%)
Aberdeen, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. 1, 5 1/4s, 11/1/15	BB-/P	1,340,000	1,179,910

CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5 7/8s, 5/1/14	BB-/P	490,000	439,839

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	$1,500,000	$1,193,865

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,650,000	1,635,381

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B, 5 1/8s, 11/1/09	BB/P	1,215,000	1,208,281

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 5s, 6/1/38	BBB+	3,000,000	2,589,210

Heritage Harbour Marketplace Cmnty., Dev. Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	2,525,000	2,002,199

Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt., Ser. B, 5s, 11/1/09	BB/P	365,000	359,945

Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt. Bonds, 5s, 11/1/13	BB/P	2,885,000	2,622,263

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev. Bonds (Proton Therapy Inst.), Class A, 6s, 9/1/17	B/P	1,500,000	1,535,715

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	2,850,000	2,288,864

Lakeland, Retirement Cmnty. Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB-/F	820,000	811,472

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB-	925,000	727,596
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB-	3,000,000	2,659,290

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds, Ser. A, 6.8s, 5/1/38	BB-/P	750,000	733,065

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	2,000,000	2,045,100

Middle Village Cmnty. Dev. Dist. Special Assmt., Ser. A, 6s, 5/1/35	BB-/P	2,000,000	1,826,680

Myrtle Creek, Impt. Dist. Special Assmt. Bonds, Ser. A, 5.2s, 5/1/37	BB-/P	2,210,000	1,645,964

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB-/P	2,665,000	2,133,572

Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	5,085,000	4,146,004

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB-/F	1,850,000	1,688,088

Six Mile Creek, Cmnty. Dev. Dist. Special Assmt., 5 7/8s, 5/1/38	BB-/P	2,000,000	1,488,080

South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1, 5 1/8s, 11/1/09	BB-/P	2,045,000	1,486,715

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	2,915,000	2,474,748

Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB-/P	4,750,000	3,628,098

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB-/P	1,900,000	1,234,886

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB-/P	1,300,000	1,261,663
5.4s, 5/1/37	BB-/P	2,445,000	2,039,008

Town Ctr. at Palm Coast Cmnty., Dev. Dist. Special Assmt., 6s, 5/1/36	BB-/P	1,950,000	1,645,956

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB-/P	920,000	911,812

Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB-/P	1,015,000	761,950
Ser. B, 5s, 11/1/13	BB-/P	3,060,000	2,745,432

Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 5/8s, 5/1/37	BB-/P	1,970,000	1,571,371

World Commerce Cmnty. Dev. Dist. Special Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	1,950,000	1,723,430
6 1/4s, 5/1/22	BB-/P	1,665,000	1,508,024

			59,953,476
Georgia (3.6%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C, FSA, 2.4s, 11/1/41	VMIG1	2,400,000	2,400,000

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	3,141,906

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB-/P	800,000	736,784
(First Mtge. - Lenbrook), Ser. A, 5 1/8s, 7/1/42	B/P	1,000,000	764,280
(First Mtge. - Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,240,000	2,054,998

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas)
Ser. A, 6s, 7/15/22	A1	23,500,000	22,095,170
Ser. A, 5 1/2s, 9/15/21	A1	4,375,000	3,978,800
Ser. B, 5s, 3/15/15	A1	2,000,000	1,876,080
Ser. B, 5s, 3/15/13	A1	520,000	499,434

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor Green Island), 5 1/4s, 7/1/27	B+/P	3,050,000	2,608,726

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	1,400,000	1,362,144

			41,518,322
Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	945,000	937,053

			937,053

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Illinois (2.0%)
Chicago, Special Assmt. Bonds (Lake Shore East), 6 3/4s, 12/1/32	BB/P	$1,500,000	$1,503,630

Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	BB-/P	900,000	757,332

IL Fin. Auth. Rev. Bonds
(Monarch Landing, Inc.), Ser. A, 7s, 12/1/27	B/P	2,350,000	2,334,937
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,451,839
(Sherman Hlth. Syst.), Ser. 07-A, 5 1/2s, 8/1/37	A-	4,000,000	3,680,520
(Silver Cross Hosp. & Med.), 5 1/2s, 8/15/30	A	4,000,000	3,752,600
(Roosevelt U.), 5.4s, 4/1/27	Baa1	1,210,000	1,151,993

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	390,820

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12 (Prerefunded)	CCC/P	179,403	158,711
(Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	757,463	669,234
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	1,000,000	749,310
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	6,000,000	5,790,300

			22,391,226
Indiana (0.8%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.)
5s, 10/1/32	BBB-/F	2,450,000	2,133,754
5s, 10/1/28	BBB-/F	1,500,000	1,338,705

IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5s, 10/15/17	Aa2	6,000,000	5,925,660

			9,398,119
Iowa (3.3%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	13,515,000	15,983,380
Ser. A, 5 1/4s, 7/1/18	BBB-	2,500,000	2,341,825
Ser. A, 5 1/4s, 7/1/17	BBB-	3,900,000	3,695,094

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BBB-	3,185,000	2,860,958

IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	292,971

IA State Higher Ed. Loan Auth. Rev. Bonds (Wartburg), Ser. A
5s, 10/1/21	BBB-/F	730,000	697,406
5s, 10/1/20	BBB-/F	1,270,000	1,205,522

Marion Hlth. Care Fac. Rev. Bonds (First Mtg.), Ser. IA, 1.76s, 1/1/29	B+/P	45,000	49,106

Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	9,000,000	7,626,690
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	2,396,580

			37,149,532
Kansas (0.6%)
Lenexa, Hlth. Care Fac. Rev. Bonds
5 1/2s, 5/15/39	BBB-	3,500,000	3,035,514
5 3/8s, 5/15/27	BBB-	3,900,000	3,505,632

			6,541,146
Kentucky (0.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	260,000	284,099

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	A-/F	1,365,000	1,393,365

Louisville/Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	839,781

			2,517,245
Louisiana (2.1%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambert House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	2,856,930

LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James Place), Ser. A, 7s,
11/1/20 (Prerefunded)	AAA/P	8,828,000	9,544,216

St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.), Ser. A, 5 1/8s, 6/1/37	Baa1	4,000,000	3,459,040

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B, 5 7/8s, 5/15/39	BBB	5,350,000	4,683,658

W. Feliciana Parish, Poll. Control Rev. Bonds (Entergy Gulf States), Ser. B, 6.6s, 9/1/28	BBB-	4,000,000	3,964,640

			24,508,484
Maine (0.5%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	5,500,000	5,379,055

			5,379,055

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Maryland (1.8%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll., 8s, 5/15/29 (Prerefunded)	AAA	$5,000,000	$5,646,900

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(WA Cnty. Hosp.), 6s, 1/1/43	BBB-	5,175,000	5,093,235
(Medstar Hlth.), 5 1/4s, 5/15/46	A3	3,500,000	3,153,080
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	277,776
(Edenwald), Ser. A, 5.2s, 1/1/20	BB/P	350,000	335,451
(Edenwald), Ser. A, 5 1/8s, 1/1/19	BB/P	100,000	96,287

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	B/P	600,000	585,888

Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	3,400,000	3,253,154
6s, 5/1/24	BB/P	2,000,000	1,959,940

			20,401,711
Massachusetts (5.9%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31 (Prerefunded)	BB+/P	4,635,000	5,233,424
(Lasell College), 6 3/4s, 7/1/31	BB+/P	305,000	308,251
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s, 11/15/42	BB/P	2,500,000	2,135,250
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	1,645,000	1,433,617
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	1,735,080
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	1,000,000	881,880
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	1,826,760
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,400,000	1,347,990
(Linden Ponds, Inc.), Ser. A, 5 1/4s, 11/15/15	BB/P	380,000	373,437

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	1,942,568

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	7,515,000	8,999,137
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB-	6,035,000	6,133,793
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30 (Prerefunded)	BBB+/F	4,720,000	5,103,217
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	9,899,174
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38	BB-/P	5,000,000	4,840,750
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,436,124
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	5,685,000	5,842,247
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB-	1,400,000	1,201,004
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	844,690
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,446,813

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24	BB-/P	750,000	751,793

			67,716,999
Michigan (2.9%)
Advanced Tech. Academy Pub. School Rev. Bonds, 6s, 11/1/28	BBB-	1,750,000	1,731,625

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds (Glacier Hills, Inc.), State & Local Govt. Coll.,
8 3/8s, 1/15/19 (Prerefunded)	AAA	2,198,000	2,709,408

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s, 4/1/15	BBB-	2,880,000	2,887,891

Detroit, Swr. Disp. VRDN, Ser. B, FSA, 2.4s, 7/1/33	VMIG1	2,500,000	2,500,000

Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds, 5 3/4s, 6/1/16	BBB	7,000,000	6,887,020

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,350,000	2,299,076

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp.), Ser. A
5 3/4s, 9/1/17	Ba1	1,595,000	1,536,049
5 5/8s, 9/1/10	Ba1	535,000	536,166

Kentwood, Economic Dev. Rev. Bonds (Holland Home), Ser. A, 5s, 11/15/22	BBB-/F	500,000	461,935

MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,427,475

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	3,680,000	3,657,221

MI State Strategic Fund Solid Waste Disp. Rev. Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,010,500

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	425,000	366,550

			33,010,916
Minnesota (1.9%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34 ##	BBB-	2,400,000	2,384,591

Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	901,920
5 3/8s, 10/1/26	B/P	250,000	235,208

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Syst. VRDN (Hlth. Care Fac. - Children’s),
Ser. B, FSA, 2.37s, 8/15/25	A-1+	$3,075,000	$3,075,000

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf College), Ser. 5-M1, 2.22s, 10/1/32	VMIG1	1,400,000	1,400,000

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.), Ser. B, 5s, 7/1/34	Aa1	705,000	703,026

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes)
6 1/8s, 10/1/39	BB/P	1,375,000	1,324,070
6s, 10/1/27	BB/P	1,250,000	1,231,713

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB-	1,500,000	1,353,660

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	800,000	734,752

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	Baa1	2,035,000	1,809,624

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	Baa3	1,250,000	1,228,463

St. Paul, Port Auth. Lease Rev. Bonds (Regions Hosp. Pkg. Ramp), Ser. 1
5s, 8/1/36	BBB-/P	275,000	226,388
5s, 8/1/21	BBB-/P	950,000	879,672

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds (Healtheast), 5 1/2s, 11/15/27	Baa3	4,250,000	4,013,360

			21,501,447
Mississippi (0.8%)
Jackson Cnty., VRDN, 2.55s, 12/1/16	VMIG1	900,000	900,000

Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	715,000	748,677
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,595,050

MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	2,000,000	1,962,140

MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	3,375,000	3,472,064

			9,677,931
Missouri (0.9%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	3,000,000	2,891,790
5 1/2s, 6/1/27	A+	3,250,000	3,193,678

Carthage, Hosp. Rev. Bonds, 5 7/8s, 4/1/30	B+/P	1,100,000	955,251

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtg. Bishop Spencer), Ser. A, 6 1/4s, 1/1/24	BB-/P	2,000,000	1,961,160

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	795,000	806,273
(Single Fam.), Ser. E-1, GNMA Coll., FNMA Coll., 6.45s, 9/1/29	AAA	355,000	361,599

			10,169,751
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	717,105

MT State Board Inv. Exempt Fac. Rev. Bonds (Still Water Mining Project), 8s, 7/1/20	BB-	750,000	760,643

			1,477,748
Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	123,433	24,687
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	1,582,934	23,744

			48,431
Nevada (2.2%)
Clark Cnty., Impt. Dist. Special Assmt. (Summerlin No. 151)
5s, 8/1/20	BB/P	340,000	291,870
5s, 8/1/19	BB/P	1,150,000	1,007,780
5s, 8/1/18	BB/P	1,115,000	995,015
5s, 8/1/17	BB/P	1,320,000	1,190,125

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	975,000	945,311
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	247,013

Clark Cnty., Indl. Dev. Rev. Bonds
(NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30	BB+	2,500,000	2,138,050
(Southwest Gas Corp. Project), Ser. C, 5.45s, 3/1/38	Baa3	5,350,000	5,332,666

Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB/P	1,460,000	1,439,648

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	$490,000	$313,600
(No. T-16), 5.1s, 3/1/21	BB/P	1,215,000	832,870
(No. T-17), 5s, 9/1/25	BB/P	815,000	650,582
(No. T-16), 5s, 3/1/20	BB/P	975,000	675,119
(No. T-18), 5s, 9/1/16	BB-/P	375,000	310,380
(No. T-18), 5s, 9/1/15	BB-/P	2,295,000	1,941,662
(No. T-18), 5s, 9/1/14	BB-/P	2,330,000	2,018,013
(No. T-16), 4.8s, 3/1/15	BB/P	1,750,000	1,369,025

Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	975,000	870,431
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	175,313
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,460,000	1,332,119

Las Vegas, Special Impt. Dist. Rev. Bonds (No. 809 - Summerlin Area), 5.65s, 6/1/23	BB/P	790,000	726,642

			24,803,234
New Hampshire (1.7%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	6,000,000	5,396,160

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB-/P	2,400,000	2,443,680

NH Hlth. & Ed. Fac. Auth. Hosp. Rev. Bonds (Catholic Med. Ctr.)
5s, 7/1/36	Baa1	1,650,000	1,419,792
5s, 7/1/32	Baa1	3,000,000	2,618,070

NH State Bus. Fin. Auth. Poll. Control Rev. Bonds (Pub. Svc. Co.), Ser. D, 6s, 5/1/21	Baa1	7,000,000	7,035,560

NH State Bus. Fin. Auth. Poll. Control & Solid Waste Rev. Bonds (Crown Paper Co.), 7 3/4s,
1/1/22 (In default) †	D	8,275,222	828

			18,914,090
New Jersey (4.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	4,744,245

NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	9,200,000	9,215,180
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	477,530
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	2,872,260
(First Mtge. Presbyterian Home), Ser. A, 6 1/4s, 11/1/20	BB/P	500,000	503,630
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB/F	1,750,000	1,707,160
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	708,312
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	12,000,000	11,414,160

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB-/P	3,590,000	2,944,877

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB-	6,000,000	5,719,200
(St. Peters U. Hosp.), 5 3/4s, 7/1/37	Baa2	4,500,000	4,275,270

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	2,000,000	2,317,720
Ser. 1A, 5s, 6/1/29	BBB	3,100,000	2,424,262

			49,323,806
New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20	Baa3	5,500,000	5,563,690
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	6,228,423
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	1,450,000	1,180,547

NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	380,000	381,360

			13,354,020
New York (6.3%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable Leadership), Ser. A, 5 3/4s, 7/1/26	Ba2	2,000,000	1,901,280

Huntington, Hsg. Auth. Rev. Bonds (Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,118,675

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds (Solid Waste Disp.)
Ser. C, 5 5/8s, 11/15/14	Baa2	450,000	450,311
Ser. A, 5.45s, 11/15/12	Baa2	1,500,000	1,498,170

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B, 6 3/4s, 3/1/15	BB/P	$2,300,000	$2,361,271
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	B2	1,450,000	1,418,796
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	4,375,000	4,416,431
(Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28	BBB-	3,250,000	3,211,228

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	B2	615,000	597,313
(Brooklyn Polytech. U. Project J), 6 1/8s, 11/1/30 (Prerefunded)	AAA	500,000	547,040
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	BB/P	2,500,000	2,311,025

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines - JFK Intl. Arpt.), 7 1/2s, 8/1/16	B	15,665,000	14,161,787
(American Airlines - JFK Intl. Arpt.), 7 1/8s, 8/1/11	B	4,500,000	4,223,205
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	2,325,000	1,446,313
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B-	1,500,000	894,045
(Jetblue Airways Corp.), 5s, 5/15/20	B-	675,000	465,298

NY State Dorm. Auth. Rev. Bonds (NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,500,000	1,461,855

NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	1,700,000	1,673,327
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Ba2	2,155,000	2,100,479

NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	1,800,000	1,822,986

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,387,605

Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $8,900,000) ‡	BB/P	8,900,000	8,918,690

Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11	BB+/P	2,500,000	2,505,550

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp. Rev. Bonds (Seneca Meadows, Inc.), 6 5/8s, 10/1/35	B+	1,660,000	1,660,000

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Peconic Landings), Ser. A, 8s, 10/1/20	BB-/P	4,000,000	4,296,800

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B-/P	3,665,000	3,673,795
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,000,460

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B-	500,000	501,215

			72,024,950
North Carolina (1.3%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith College), 6s, 6/1/31	BBB	1,000,000	1,013,970

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A, 5s, 1/1/24	Baa1	3,000,000	2,869,380

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38 ##	BBB+/F	1,600,000	1,601,616
(First Mtge. - Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	4,250,000	4,116,678

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge. Givens Estates), Ser. A, 6 1/2s, 7/1/32 (Prerefunded)	BB-/P	1,000,000	1,156,250
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,278,525
(First Mtge. United Methodist), Ser. C, 5 1/2s, 10/1/32	BB+/P	2,000,000	1,809,480
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	200,000	185,972

			15,031,871
North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	800,000	808,464

			808,464
Ohio (3.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 5 3/4s, 6/1/34	BBB	24,800,000	20,664,103
Ser. A-2, 5 1/8s, 6/1/24	BBB	925,000	823,814
Ser. A-3, zero %, stepped coupon (6.25s 12/1/12), 6/1/37 ††	BBB	13,800,000	8,414,274

Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone Container Corp.), 5 1/8s, 8/1/13	B-	1,600,000	1,413,776

Cuyahoga Cnty., Hosp. VRDN (U. Hosp.), 2.24s, 1/1/16	VMIG1	1,400,000	1,400,000

Hickory Chase, Cmnty. Auth. Infrastructure Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB-/P	1,695,000	1,669,626

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,472,020

OH State Env. Impt. Rev. Bonds (USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	715,095

OH State Wtr. Dev. Auth. Solid Waste Disp. Rev. Bonds (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20	BB+/P	1,100,000	1,095,710

			37,668,418

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Oklahoma (0.4%)
Tulsa, Muni. Arpt. Trust Mandatory Put Bonds, Ser. B, 5.65s, 12/1/08	B	$4,250,000	$4,215,533

			4,215,533
Oregon (0.7%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB-/P	8,700,000	8,397,849

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	1,998

			8,399,847
Pennsylvania (6.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15 (Prerefunded)	AAA	5,985,000	6,817,633
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	Ba2	15,615,000	12,154,248

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (Env. Impt.), 5 1/2s, 11/1/16	Baa3	4,055,000	4,113,634

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	3,840,000	3,798,643
5.1s, 1/1/12	BB/P	600,000	602,202

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek Partners), 6.65s, 5/1/10	BBB-	4,510,000	4,606,830

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded)	AAA/P	1,700,000	2,005,456
7 1/4s, 7/1/24 (Prerefunded)	AAA/P	1,725,000	2,011,367

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,510,509

Delaware Cnty., College Auth. Rev. Bonds (Neumann College), 6 1/4s, 10/1/38	BBB	925,000	918,692

Delaware Cnty., Indl. Dev. Auth. Resource Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	1,510,000	1,513,911

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren Village), Ser. A
6 1/2s, 7/1/40	BB-/F	3,000,000	2,909,640
6 3/8s, 7/1/30	BB-/P	1,375,000	1,334,671

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View Retirement), Ser. A, 5 1/8s, 12/15/20	BB-/P	1,000,000	905,640

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 5 1/4s, 1/1/43	BBB+	3,000,000	2,678,880

Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds (Whitemarsh Cont Care), 6 1/4s, 2/1/35	B-/P	2,400,000	2,155,296

New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BB-	2,750,000	2,749,588

PA Econ. Dev. Fin. Auth. FRB Exempt Fac. Rev. Bonds (Reliant Energy), Ser. B, 6 3/4s, 12/1/36	Ba3	3,600,000	3,639,132

PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Northampton Generating), Ser. A,
6 1/2s, 1/1/13	B+	3,000,000	3,004,980

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	965,170
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,429,365

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	5,515,765	552

Philadelphia, Hosp. & Higher Edl. Fac. Auth. Hosp. Rev. Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	535,300	54

Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,448,528
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,124,040

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	2,675,000	2,567,385

WA Cnty., G.O. Bonds, Ser. A, MBIA, zero %, 9/1/31	AA	1,500,000	405,810

Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (First Mtge. AHF/Central), 7 3/4s, 1/1/29	B/P	1,245,000	1,370,993

West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	2,000,460

York Cnty., Indl. Dev. Auth. Rev. Bonds (PSEG Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	1,941,580

			74,684,889
Puerto Rico (2.9%)
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A
6s, 7/1/44	Baa3	14,500,000	15,035,920
6s, 7/1/38	Baa3	5,500,000	5,720,330

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	7,400,000	7,671,283

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A, MBIA, zero %, 8/1/43	AA	30,000,000	3,727,500

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	1,500,000	1,458,345

			33,613,378

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A
6 1/4s, 6/1/42	BBB	$1,310,000	$1,182,406
6 1/8s, 6/1/32	BBB	1,465,000	1,365,263

			2,547,669
South Carolina (2.1%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	410,555

Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds (Unrefunded Balance 2004), Ser. A, FGIC, 6 1/2s, 1/1/16	Baa1	2,410,000	2,720,287

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	5,750,000	6,524,468

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.), Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	3,800,000	4,303,120

SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B, 6 3/8s, 5/15/30 (Prerefunded)	BBB	9,000,000	10,025,820

			23,984,250
South Dakota (0.3%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,615,000	3,529,108

			3,529,108
Tennessee (1.9%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33 (Prerefunded)	Baa1	4,000,000	4,534,960

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First Mtge. Mountain States Hlth.), Ser. A
7 1/2s, 7/1/33 (Prerefunded)	Aaa	6,500,000	7,749,104
7 1/2s, 7/1/25 (Prerefunded)	Baa1	3,000,000	3,576,510
5 1/2s, 7/1/36	Baa1	7,000,000	6,370,280

			22,230,854
Texas (7.3%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB-/P	2,500,000	2,514,724
5.9s, 11/15/25	BB-/P	6,850,000	6,426,258

Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 4.85s, 4/1/21	Baa2	10,000,000	8,694,300

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds (American Opty-Waterford), Ser. A1, 7s, 12/1/36	Baa2	4,500,000	4,607,415

Brazoria Cnty., Brazos River Harbor Naval Dist. Env. Rev. Bonds (Dow Chemical Co.), Ser. A-4,
5.95s, 5/15/33	A3	8,000,000	7,583,120

Brazos River, Auth. Poll. Control Rev. Bonds
Ser. D-1, 8 1/4s, 5/1/33	Caa1	3,000,000	2,922,390
(TXU Energy Co., LLC), 5s, 3/1/41	Caa1	1,000,000	622,920

Cedar Hill, Indpt. School Dist. G.O. Bonds (School Impt.), FGIC, zero %, 8/15/31	A	6,045,000	1,595,155

Crawford Ed. Fac. Rev. Bonds (U. St. Thomas), 5 3/8s, 10/1/27	BBB+	3,985,000	3,907,651

Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	1,720,000	1,721,858

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	387,260
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	4,595,000	3,495,646
(Special Fac. — Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	8,400,000	6,765,360
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	3,000,000	1,981,440

Lufkin, Hlth. Fac. Dev. Corp. Hlth. Syst. Rev. Bonds (Memorial Hlth. Syst. of East TX)
5 1/2s, 2/15/32	BBB+	1,500,000	1,367,430
5 1/4s, 2/15/27	BBB+	625,000	571,031

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	6,650,000	6,094,658

North TX Thruway Auth. Rev. Bonds, Ser. A, 5 5/8s, 1/1/33	A2	4,250,000	4,246,940

North TX, Thruway Auth. Rev. Bonds (Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	3,500,000	3,356,290

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	8,000,000	8,211,760

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (Northwest Sr. Hsg. Edgemere), Ser. A,
5 3/4s, 11/15/16	BB-/P	775,000	799,103

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	4,951,180

TX State Tpk. Auth. Central TX Rev. Bonds, Ser. A, AMBAC, zero %, 8/15/26	AA	1,150,000	412,413

			83,236,302
Utah (0.4%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB-	1,000,000	1,008,490
7.45s, 7/1/17	B+/P	600,000	601,056

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	3,000,000	2,761,020

			4,370,566

MUNICIPAL BONDS AND NOTES (98.9%)* cont.	Rating**	Principal amount	Value

Virginia (2.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	$1,100,000	$937,695

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care Fac. Rev. Bonds (Lucy Corr Village), Ser. A, 6 1/4s, 12/1/38	BB-	2,000,000	1,941,620

Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	3,000,000	3,032,910

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	3,860,000	3,889,181

Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds (Smurfit-Stone Container Corp.), 5 1/4s, 6/1/15	B-	2,000,000	1,713,900

James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	2,500,000	2,402,100

Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+	1,460,000	1,232,152

Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes), Ser. A, 7 3/8s, 12/1/32 (Prerefunded)	AAA	4,000,000	4,806,680

Suffolk, Redev. & Hsg. Auth. Rev. Bonds (Beach-Oxford Apts.)
6 1/4s, 10/1/33 (acquired 8/18/98, cost $5,510,000) ‡	BB-/P	5,510,000	5,274,281
6.1s, 4/1/26 (acquired 8/18/98, cost $5,000,000) ‡	BB-/P	5,000,000	4,847,300

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB/P	2,000,000	1,803,820
5.2s, 1/1/27	BB/P	1,300,000	1,206,842

			33,088,481
Washington (1.9%)
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No. 001, Skagit Valley Hosp.)
5 3/4s, 12/1/32	Baa2	2,000,000	1,894,720
5 5/8s, 12/1/25	Baa2	1,330,000	1,297,561

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	6,063,813
6 1/2s, 6/1/26	BBB	10,210,000	10,288,412

WA State G.O. Bonds, Ser. E, XLCA, zero %, 12/1/25	Aa1	1,855,000	730,443

WA State Hlth. Care Fac. Auth. Rev. Bonds, Ser. C, Radian Insd., 5 3/8s, 8/15/28	A	1,500,000	1,431,855

			21,706,804
West Virginia (0.9%)
Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa2	4,500,000	4,249,800

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B1	4,525,000	4,246,577

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,299,500

			10,795,877
Wisconsin (1.5%)
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	2,280,000	2,303,963
6 3/8s, 6/1/32	BBB	13,250,000	12,815,798

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Wheaton Franciscan Svcs.), 5 1/8s, 8/15/33	A-	2,500,000	2,058,750

			17,178,511
Wyoming (0.3%)
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds (FMC Corp.), 5.6s, 12/1/35	Baa2	3,000,000	2,677,650

Uinta Cnty., Poll. Control VRDN (Chevron USA, Inc.), 2.27s, 4/1/10	P-1	430,000	430,000

			3,107,650
Total municipal bonds and notes (cost $1,169,242,834)			$1,130,398,315

PREFERRED STOCKS (1.4%)*	Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.5/8s cum. pfd.	2,000,000	$2,053,180

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.	6,000,000	6,152,220

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-2, 4.90% cum. pfd.	2,000,000	1,986,260

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.	6,000,000	6,380,040

Total preferred stocks (cost $16,000,000)		$16,571,700

COMMON STOCKS (—%)*	Shares	Value

Tembec, Inc. (Canada) †	10,751	$36,884

Total common stocks (cost $8,077,612)		$36,884

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	$0.13000	23,892	$10,859

Total warrants (cost $979,144)				$10,859

TOTAL INVESTMENTS

Total investments (cost $1,194,299,590)				$1,147,017,758

* Percentages indicated are based on net assets of $1,142,916,030.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at July 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at July 31, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

## Forward commitments, in part or in entirety (Note 1).

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2008 was $19,040,271 or 1.67% of net assets.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

   F Is valued at fair value following procedures approved by the Trustees.

At July 31, 2008, liquid assets totaling $6,602,166 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds and FRB are the current interest rates at July 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at July 31, 2008 (as a percentage of net assets):

Health care	39.7%
Utilities	10.1

FUTURES CONTRACTS OUTSTANDING at 7/31/08	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	324	$37,204,313	Sep-08	$(363,312)

Total				$(363,312)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/08

Swap	Notional	Termination	Fixed payments received (paid)	Total return received by	Unrealized
counterparty	amount	date	by fund per annum	or paid by fund	depreciation

Citibank, N.A.	$50,000,000	9/16/08	—	4.52% minus Municipal Market Data Index	$(547,113)
				AAA municipal yields 20 Year rate
	9,380,000	9/22/08	—	4.30% minus Municipal Market Data Index	(29,751)
				AAA municipal yields 15 Year rate
	9,380,000	9/19/08	—	4.30% minus Municipal Market Data Index	(30,932)
				AAA municipal yields 15 Year rate
	9,380,000	9/17/08	—	4.30% minus Municipal Market Data Index	(30,546)
				AAA municipal yields 15 Year rate

Total					$(638,342)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,194,299,590)	$1,147,017,758

Interest and other receivables	15,584,184

Receivable for shares of the fund sold	406,128

Receivable for securities sold	1,467,845

Receivable for custodian fees (Note 2)	46,665

Total assets	1,164,522,580

LIABILITIES

Payable to custodian (Note 2)	3,732,525

Payable for variation margin (Note 1)	232,875

Distributions payable to shareholders	1,909,406

Payable for securities purchased	7,379,080

Payable for purchases of delayed delivery securities (Note 1)	3,963,824

Payable for shares of the fund repurchased	1,924,171

Payable for compensation of Manager (Note 2)	972,700

Payable for investor servicing fees (Note 2)	68,114

Payable for Trustee compensation and expenses (Note 2)	297,684

Payable for administrative services (Note 2)	4,824

Payable for distribution fees (Note 2)	266,033

Unrealized depreciation on swap contracts (Note 1)	638,342

Other accrued expenses	216,972

Total liabilities	21,606,550

Net assets	$1,142,916,030

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)	$1,347,908,008

Undistributed net investment income (Note 1)	5,176,455

Accumulated net realized loss on investments (Note 1)	(161,884,947)

Net unrealized depreciation of investments	(48,283,486)

Total — Representing net assets applicable to
capital shares outstanding	$1,142,916,030

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,049,448,899 divided by 88,001,098 shares)	$11.93

Offering price per class A share (100/96.00 of $11.93)*	$12.43

Net asset value and offering price per class B share
($64,074,840 divided by 5,364,304 shares)**	$11.94

Net asset value and offering price per class C share
($19,021,753 divided by 1,593,961 shares)**	$11.93

Net asset value and redemption price per class M share
($10,203,784 divided by 855,719 shares)	$11.92

Offering price per class M share (100/96.75 of $11.92)***	$12.32

Net asset value and redemption price per class Y share
($166,754 divided by 13,976 shares)	$11.93

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/08

INTEREST INCOME	$73,917,969

EXPENSES

Compensation of Manager (Note 2)	6,224,451

Investor servicing fees (Note 2)	872,829

Custodian fees (Note 2)	29,313

Trustee compensation and expenses (Note 2)	54,645

Administrative services (Note 2)	36,428

Distribution fees — Class A (Note 2)	2,500,440

Distribution fees — Class B (Note 2)	694,453

Distribution fees — Class C (Note 2)	189,189

Distribution fees — Class M (Note 2)	48,997

Other	391,090

Non-recurring costs (Notes 2 and 5)	2,221

Costs assumed by Manager (Notes 2 and 5)	(2,221)

Fees waived and reimbursed by Manager (Note 2)	(103,061)

Total expenses	10,938,774

Expense reduction (Note 2)	(257,600)

Net expenses	10,681,174

Net investment income	63,236,795

Net realized loss on investments (Notes 1 and 3)	(3,875,090)

Net realized loss on swap contracts (Note 1)	(4,260,928)

Net realized gain on futures contracts (Note 1)	3,301,291

Net unrealized depreciation of investments,
futures contracts and swap contracts during the year	(91,394,164)

Net loss on investments	(96,228,891)

Net decrease in net assets resulting from operations	$(32,992,096)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment income	$63,236,795	$67,107,975

Net realized gain (loss) on investments
and foreign currency transactions	(4,834,727)	5,692,183

Net unrealized depreciation of investments	(91,394,164)	(12,613,497)

Net increase (decrease) in net assets
resulting from operations	(32,992,096)	60,186,661

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(230,106)	(467,897)

Class B	(17,434)	(53,517)

Class C	(3,715)	(7,815)

Class M	(1,925)	(4,227)

From tax-exempt net investment income

Class A	(56,881,782)	(59,777,747)

Class B	(3,568,730)	(5,620,192)

Class C	(799,312)	(808,760)

Class M	(463,958)	(505,894)

Class Y	(2,127)	—

Redemption fees (Note 1)	1,537	—

Decrease from capital share
transactions (Note 4)	(112,271,851)	(138,925,383)

Total decrease in net assets	(207,231,499)	(145,984,771)

NET ASSETS

Beginning of year	1,350,147,529	1,496,132,300

End of year (including undistributed
net investment income of $5,176,455
and $4,246,775, respectively)	$1,142,916,030	$1,350,147,529

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [c]	on investments	operations	investment income	distributions	fees	end of period	value (%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]	turnover (%)

Class A
July 31, 2008	$12.88	.64	(.96)	(.32)	(.63)	(.63)	— [d]	$11.93	(2.57)	$1,049,449.82		5.14	46.26
July 31, 2007	12.95	.62	(.07)	.55	(.62)	(.62)	—	12.88	4.26	1,216,301.82		4.72	10.25
July 31, 2006	13.02	.62	(.09)	.53	(.60)	(.60)	— [d]	12.95	4.21	1,293,442.82		4.73	16.97
July 31, 2005	12.46	.60	.57	1.17	(.61)	(.61)	— [d]	13.02	9.59	1,375,968.85		4.77	21.33
July 31, 2004	12.31	.68	.15	.83	(.68)	(.68)	—	12.46	6.87	798,737.92		5.43	18.25

Class B
July 31, 2008	$12.90	.57	(.98)	(.41)	(.55)	(.55)	— [d]	$11.94	(3.25)	$64,075	1.45	4.49	46.26
July 31, 2007	12.97	.54	(.07)	.47	(.54)	(.54)	—	12.90	3.67	103,765	1.45	4.09	10.25
July 31, 2006	13.04	.53	(.08)	.45	(.52)	(.52)	— [d]	12.97	3.60	169,789	1.45	4.09	16.97
July 31, 2005	12.48	.52	.57	1.09	(.53)	(.53)	— [d]	13.04	8.82	242,213	1.49	4.15	21.33
July 31, 2004	12.33	.60	.15	.75	(.60)	(.60)	—	12.48	6.16	180,830	1.57	4.78	18.25

Class C
July 31, 2008	$12.88	.55	(.97)	(.42)	(.53)	(.53)	— [d]	$11.93	(3.27)	$19,022	1.60	4.36	46.26
July 31, 2007	12.96	.52	(.08)	.44	(.52)	(.52)	—	12.88	3.35	19,265	1.60	3.95	10.25
July 31, 2006	13.02	.51	(.07)	.44	(.50)	(.50)	— [d]	12.96	3.44	21,381	1.60	3.95	16.97
July 31, 2005	12.47	.50	.56	1.06	(.51)	(.51)	— [d]	13.02	8.64	23,054	1.64	3.97	21.33
July 31, 2004	12.31	.58	.16	.74	(.58)	(.58)	—	12.47	6.11	10,600	1.72	4.64	18.25

Class M
July 31, 2008	$12.88	.61	(.98)	(.37)	(.59)	(.59)	— [d]	$11.92	(2.89)	$10,204	1.10	4.85	46.26
July 31, 2007	12.95	.58	(.07)	.51	(.58)	(.58)	—	12.88	4.01	10,816	1.10	4.44	10.25
July 31, 2006	13.01	.58	(.07)	.51	(.57)	(.57)	— [d]	12.95	3.97	11,521	1.10	4.45	16.97
July 31, 2005	12.46	.56	.56	1.12	(.57)	(.57)	— [d]	13.01	9.17	12,567	1.14	4.47	21.33
July 31, 2004	12.31	.64	.15	.79	(.64)	(.64)	—	12.46	6.56	6,985	1.22	5.13	18.25

Class Y
July 31, 2008 †	$12.49	.40	(.57)	(.17)	(.39)	(.39)	— [d]	$11.93	(1.41) *	$167	.35 *	3.21 *	46.26

*Not annualized.

†For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

July 31, 2008	0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.02

July 31, 2004	0.02

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	37

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”) , a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $156,588,612 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

4,270,473	July 31, 2016

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of capital loss carryover, dividends payable, default bond interest, market discount, straddle loss deferrals, income from partnerships and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $338,026 to decrease undistributed net investment income and $8,504,778 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $8,842,804.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008 were as follows:

Unrealized appreciation	$27,595,883
Unrealized depreciation	(74,558,159)

Net unrealized depreciation	(46,962,276)
Undistributed tax-exempt income	6,723,028
Undistributed ordinary income	556,934
Capital loss carryforward	(156,588,612)
Post-October loss	(3,319,552)

Cost for federal income tax purposes	$1,193,980,034

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) and annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2008, Putnam Management waived $103,061 of its management fee from the fund.

For the year ended July 31, 2008, Putnam Management has assumed $2,221 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $885,290 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended July 31, 2008, the fund’s expenses were reduced by $257,600 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $547, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $72,612 and $1,042 from the sale of class A and class M shares, respectively, and received $40,983 and $1,946 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $11,539 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $562,850,940 and $657,358,006, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	5,095,466	$63,444,358	6,632,710	$86,595,781

Shares issued in	3,011,862	37,194,500	3,086,685	40,261,377
connection with
reinvestment of
distributions

	8,107,328	100,638,858	9,719,395	126,857,158

Shares	(14,565,986)	(180,858,321)	(15,122,711)	(197,245,378)
repurchased

Net decrease	(6,458,658)	$(80,219,463)	(5,403,316)	$(70,388,220)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	169,971	$2,107,152	290,410	$3,794,828

Shares issued in	158,741	1,967,375	245,505	3,209,898
connection with
reinvestment of
distributions

	328,712	4,074,527	535,915	7,004,726

Shares	(3,010,416)	(37,643,443)	(5,577,970)	(72,874,862)
repurchased

Net decrease	(2,681,704)	$(33,568,916)	(5,042,055)	$(65,870,136)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	426,661	$5,261,836	174,636	$2,279,447

Shares issued in	36,754	453,708	35,457	462,620
connection with
reinvestment of
distributions

	463,415	5,715,544	210,093	2,742,067

Shares	(364,775)	(4,524,452)	(364,717)	(4,764,262)
repurchased

Net increase	98,640	$1,191,092	(154,624)	$(2,022,195)
(decrease)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	153,690	$1,888,042	33,258	$433,262

Shares issued in	27,845	343,348	29,391	383,369
connection with
reinvestment of
distributions

	181,535	2,231,390	62,649	816,631

Shares	(165,908)	(2,077,700)	(112,069)	(1,461,463)
repurchased

Net increase	15,627	$153,690	(49,420)	$(644,832)
(decrease)

	For the period 1/2/08
	(commencement of operations) to 7/31/08

Class Y	Shares	Amount

Shares sold	13,817	$169,845

Shares issued in	177	2,127
connection with
reinvestment of
distributions

	13,994	171,972

Shares	(18)	(226)
repurchased

Net increase	13,976	$171,746

At July 31, 2008, Putnam, LLC owned 826 shares of class Y shares of the fund (5.9%) of class Y shares outstanding, valued at $9,858.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information (unaudited)

The fund has designated 99.59% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate
Officer, Associate Treasurer, and	Since 2004	Treasurer and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN042 252424 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$105,371	$--	$9,140	$386*

July 31, 2007	$101,968	$46	$7,921	$769*

* Includes fees of $386 and $640 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2008 and July 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $87,765 and $123,951 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters..

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2008	$ -	$ 15,000	$ -	$ -

July 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008